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                                                                    EXHIBIT 21.0

                         SUBSIDIARIES OF THE REGISTRANT

  There is no parent of the Registrant. The following is a listing of the active subsidiaries of the Registrant, or if indented, subsidiaries of the subsidiary under which they are listed:

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                                                                 JURISDICTION OF
                                                                  INCORPORATION
                                                                 ---------------
   Great States Financial Corporation...........................   Delaware
     Great States Insurance Company.............................   California
     Great States Administrators, Inc...........................   Delaware
   TakeCare, Inc................................................   Delaware
    TakeCare Administrative Services Corporation................   Indiana
     TakeCare Life Insurance Company............................   Arizona
     FHP of Colorado, Inc.......................................   Colorado
     FHP of Illinois, Inc.......................................   Illinois
     FHP of Ohio, Inc...........................................   Ohio
     FHP of Tennessee, Inc......................................   Tennessee
     Peak Health Plan of Idaho, Inc.............................   Idaho
     TakeCare Insurance Company.................................   Colorado
     FHP, Inc...................................................   California
      FHP Life Insurance Company................................   California
      FHP of Utah, Inc..........................................   Utah
      FHP of New Mexico, Inc....................................   New Mexico
      FHP of Texas, Inc.........................................   Texas
      Hippodrome Galleries Corporation..........................   California
      Employees Choice Health Option............................   Utah
      Health Maintenance Life, Inc..............................   Guam
      FHP Reinsurance Limited...................................   Bermuda
      UltraLink, Inc............................................   California
   FHP International Consulting Group, Inc......................   Delaware
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